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                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         July 24, 2003
                                                 -------------------------------


                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


          1-31330                                     98-0355628
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 (Commission File Number)                  (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                          77002
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(Address of Principal Executive Offices)                      (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

                  Exhibits

                  99.1 Cooper Industries, Ltd. (the "Company") press release dated July 24, 2003 titled "Cooper Industries Reports Second-Quarter Results."

                  99.2 Company "Sales Trends" to be posted on the Company's website.


Item 9.  Regulation FD Disclosure.

Posting of Sales Trends Information

On July 24, 2003, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.


Item 12. Results of Operations and Financial Condition.

Second-Quarter Results of Operations

On July 24, 2003, the Company issued the press release attached hereto as
Exhibit 99.1 setting forth the Company's results of operations for the second quarter of 2003. The press release includes a reference to free cash flow and the Company's net debt-to-total capitalization ratio. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the press release. Company management believes that the presentation of free cash flow provides investors an efficient means by which they can evaluate the Company's capacity in the period to reduce debt, repurchase shares and make acquisitions or other investments. Management also uses free cash flow to assess the Company's operating performance and includes free cash flow as a criteria for determining incentive compensation for key employees. Company management believes that the net debt-to-total capitalization ratio provides investors with a supplemental ratio that reflects the Company's debt leverage if the Company were to use its cash balances to pay down debt.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COOPER INDUSTRIES, LTD.
                                              (Registrant)


Date:    July 24, 2003                         /s/ Terry A. Klebe
                                              ----------------------------------
                                              Terry A. Klebe
                                              Senior Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.
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
        99.1    Company press release dated July 24, 2003 titled "Cooper
                Industries Reports Second-Quarter Results."

        99.2    Company "Sales Trends" to be posted on the Company's website.